                                     This Instrument Prepared By

                                      /s/CHRISTIE DAY LEISER
                                      --------------------------------------
                                      Christie Day Leiser
                                      Delmarva Power & Light Company
                                      800 King Street
                                      Wilmington, DE  19801


- --------------------------------------------------------------------------------


                         DELMARVA POWER & LIGHT COMPANY



                                       TO



                                 CHEMICAL BANK,
                                    Trustee.



                                ----------------



                      EIGHTY-EIGHTH SUPPLEMENTAL INDENTURE
                         AND CREDIT LINE DEED OF TRUST



                                ----------------



                        Effective as of October 1, 1994
            (but executed on the dates shown on the execution page)



- -------------------------------------------------------------------------------



                      THIS IS A CREDIT LINE DEED OF TRUST

                         DELMARVA POWER & LIGHT COMPANY

                      Eighty-Eighth Supplemental Indenture
                         and Credit Line Deed of Trust
                        Effective as of October 1, 1994

                                ---------------

                             TABLE OF CONTENTS/*/

                                ---------------

                                                                 PAGE

Parties.......................................................     1

Recitals......................................................     1

Form of Bond of Series I......................................     2

Form of Bond of Pledged Series I..............................     6

Recitals......................................................     9

Granting Clauses..............................................    10

Description of Property.......................................    10

Appurtenances.................................................    17

After Acquired Property Clause................................    17

Properties Excepted from Lien and Operation of Indenture......    17

Habendum......................................................    18

Subject Clause................................................    18

Grant in Trust................................................    18

                                   ARTICLE I

             DESIGNATIONS, PROVISIONS, DENOMINATIONS AND ISSUANCE
                             OF BONDS OF SERIES I


Sec. 1.  Designations, Provisions and Denominations of Bonds
           of Series I........................................    18

Sec. 2.  Limitation of Principal Amount of Bonds of
           Series I...........................................    19

Sec. 3.  Issuance of Bonds of Series I........................    19
- ----------
/*/ The Table of Contents and recording data are not part of the Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust as executed.

                                                                 PAGE
                                   ARTICLE II

              DESIGNATIONS, PROVISIONS, DENOMINATIONS AND ISSUANCE
                          OF BONDS OF PLEDGED SERIES I


Sec. 1.  Designations, Provisions and Denominations of Bonds
           of Pledged Series I................................    20

Sec. 2.  Limitation of Principal Amount of Bonds of the
           Pledged Series.....................................    21

Sec. 3.  Issuance of Bonds of Pledged Series I................    21

                                  ARTICLE III

                                FUTURE ADVANCES

Security for Future Advances..................................    21

                                  ARTICLE IV

                                 MISCELLANEOUS


Sec. 1.  Original Indenture Confirmed as Supplemented.........    21

Sec. 2.  Execution of Counterparts............................    22

Sec. 3.  Recitals are by Company..............................    22

Sec. 4.  Names and Addresses of Debtor and Secured Party......    22

Sec. 5.  Company Acknowledgment...............................    22

Testimonium...................................................    22

Signatures and Seals..........................................    22

Acknowledgment of Company.....................................    24

Acknowledgment of Trustee.....................................    25

Certificate of Residence......................................    26

Recordation Data..............................................    27

      This EIGHTY-EIGHTH SUPPLEMENTAL INDENTURE AND CREDIT LINE DEED OF TRUST, effective as of the 1st day of October, 1994 (but executed on the dates hereinafter shown)(the "Eighty-Eighth Supplemental Indenture"), is made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a Delaware and Virginia corporation (the "Company") and CHEMICAL BANK, a New York corporation (the "Trustee");

      The following is stated solely for the purpose of complying with Section 55-58.2 of the Code of Virginia, 1950, as amended:

                      THIS IS A CREDIT LINE DEED OF TRUST
                      -----------------------------------

      The Company's Original Indenture (as hereinafter defined), as amended, modified and supplemented by all of the indentures supplemental thereto, including this Eighty-Eighth Supplemental Indenture, shall constitute this Credit Line Deed of Trust.

      Maximum aggregate principal amount of indebtedness to be evidenced by First Mortgage Bonds, Series I, which may also be designated as Secured Medium-Term Notes, Series I, and First Mortgage Bonds, Pledged Series I to be issued under this Eighty-Eighth Supplemental Indenture and secured by the Indenture (as hereinafter defined) is: $450,000,000.

                Name and Address of Beneficiary secured hereby:

                    Chemical Bank, as Trustee
                    450 West 33rd Street
                    New York, NY  10001
                    Attention:  Corporate Trustee
                                Administration Department

      WITNESSETH:

      WHEREAS, the Company has executed and delivered its Indenture of Mortgage and Deed of Trust (the "Original Indenture"), dated as of October 1, 1943, to the New York Trust Company, a New York corporation, as trustee, to which Chemical Bank is successor trustee, to secure the First Mortgage Bonds, which may also be designated as Secured Medium-Term Notes, of the Company (the "First Mortgage Bonds"), unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

      WHEREAS, the Original Indenture has been supplemented by eighty-seven supplemental indentures specifically subjecting to the lien of the Original Indenture as though included in the granting clause thereof certain property in the supplemental indentures specifically described and amending and modifying the provisions of the Original Indenture (the Original Indenture, as amended, modified and supplemented by all of the indentures supplemental thereto, including this Eighty-Eighth Supplemental Indenture, is hereinafter called the "Indenture"); and

      WHEREAS, the Original Indenture provides for the issuance of bonds thereunder in one or more series, the form of each series of bonds and of the coupons to be attached to any coupon bonds to be substantially in the forms set forth therein with such omissions, variations and insertions as are authorized or permitted by the Original Indenture and determined and specified by the Board of Directors, or the Executive Committee of the Board of Directors, of the Company; and

      WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, has duly determined to create a series of First Mortgage Bonds to be designated as First Mortgage Bonds, Series I, which may also be designated as Secured Medium-Term Notes, Series I (hereinafter sometimes referred to as the "Series I bonds" or the "bonds of Series I"); and

      WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Original Indenture, also has duly determined to create a series of First Mortgage Bonds to be designated as First Mortgage Bonds, Pledged Series I (hereinafter sometimes referred to as the "Pledged Series I bonds" or the "bonds of Pledged Series I"); and

      WHEREAS, the bonds of Series I are to be substantially in the following form with such additional identification as may be advisable to distinguish each separate bond of Series I:


                             [FORM OF FACE OF BOND]

                         DELMARVA POWER & LIGHT COMPANY

                         FIRST MORTGAGE BOND, SERIES I

                      ____________________________________

Number:                                                         CUSIP:

Maturity Date:

Interest Rate:

Interest Commencement Date:

Interest Payment Dates:

Redemption Provisions:

Registered Owner:

Principal Amount:                                                   Dollars


      DELMARVA POWER & LIGHT COMPANY, a Delaware and Virginia corporation (the "Company"), for value received, hereby promises to pay to the Registered Owner identified above, or registered assigns as hereinafter provided, the Principal Amount identified above, on the Maturity Date identified above, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, and to pay interest thereon, on the date or dates and at the rate set forth above, or, if interest shall be at a variable rate, at the rates to be determined as set forth herein, at said office or agency in like coin or currency, from the Interest Payment Date to which interest has been paid preceding the date hereof (unless the date hereof is an Interest Payment Date on which interest has been paid, in which case from the date hereof, or unless the date hereof is prior to the initial Interest Payment Date, in which case from the Interest Commencement Date), until this bond shall mature, according to its terms or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Mortgage hereinafter mentioned from such date of maturity until this bond shall be paid or the payment hereof shall have been duly provided for.

      The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

      This bond shall not become valid or obligatory for any purpose until CHEMICAL BANK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the certificate of authentication endorsed hereon.

      IN WITNESS WHEREOF, DELMARVA POWER & LIGHT COMPANY has caused this bond to be signed in its name with the manual or facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:

Seal:


Attest:                                DELMARVA POWER & LIGHT COMPANY


                                       By
- --------------------------               -------------------------
        Secretary                                President



                     Trustee's Authentication Certificate
                     ------------------------------------

This bond is one of the bonds of the series herein designated, provided for in the within-mentioned mortgage.

                                       Chemical Bank, Trustee



                                       By
                                         -------------------------
                                            Authorized Officer

                           [FORM OF REVERSE OF BOND]

                         DELMARVA POWER & LIGHT COMPANY

                         FIRST MORTGAGE BOND, SERIES I

                      ____________________________________


      This bond is one of an issue of bonds of the Company (herein referred to as the "bonds"), not limited in principal amount, issuable in series and tranches, which different series and tranches may mature at different times, may bear interest at different rates, and may otherwise vary as in the Mortgage hereinafter mentioned provided, and is one of a series known as its First Mortgage Bonds, Series I, which may also be designated as Secured Medium-Term Notes, Series I (herein sometimes referred to as "bonds of Series I"). All bonds of all series and tranches issued and to be issued under and equally and ratably secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series or tranche) by the Mortgage and Deed of Trust, dated as of October 1, 1943, executed by the Company to THE NEW YORK TRUST COMPANY, as Trustee, to which CHEMICAL BANK, a New York corporation, is successor Trustee (herein, together with any indentures supplemental thereto, including an Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, dated as of October 1, 1994 (the "Eighty-Eighth Supplemental Indenture"), called the "Mortgage"), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights and limitations of rights of the holders of the bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent (75%) in principal amount of all the bonds at the time outstanding (determined as provided in the Mortgage), evidenced as in the Mortgage provided, or in case the rights under the Mortgage of the holders of the bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five percent (75%) in principal amount of the bonds at the time outstanding of the one or more series, taken in the aggregate, affected (determined as provided in the Mortgage), evidenced as in the Mortgage provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all bonds then outstanding. Any such consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this bond at the time and place, at the rate and in the coin or currency herein prescribed.

      The fully registered bonds of Series I are issuable in denominations of $1,000 and any multiple or multiples thereof. At the office or agency to be maintained by the Company in the Borough of Manhattan, The City of New York and in the manner and subject to the limitations provided in the Mortgage, fully registered bonds of such series may be exchanged for a like aggregate principal amount of fully registered bonds of such series and tranche of other authorized denominations, and in each case without payment of any service or other similar charge as provided in the Eighty-Eighth Supplemental Indenture.

      [There will be inserted here or on the face of this bond the formulary or other method for determining the interest rates for this bond if not fixed.]

      [There will be inserted here or on the face of this bond the terms and conditions, if any, of redemption for this bond, including redemption dates and prices or the formulary or other method for determining the same.]

      The Mortgage provides that if the Company shall deposit with the Trustee in trust for the purpose funds sufficient to pay the principal of all of the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption, and premium, if any, thereon, and all interest payable on such bonds to the date on which they become due and payable at maturity or upon redemption or otherwise, and shall comply with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds shall no longer be entitled to any lien or benefit under the Mortgage.

      The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

      This bond is transferable as prescribed in the Mortgage by the registered holder hereof in person, or by his or her duly authorized attorney, at the office or agency to be maintained by the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and thereupon a new fully registered bond or bonds of authorized denominations of the same series and tranche and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage, and in each case without payment of any service or other similar charge as provided in the Eighty-Eighth Supplemental Indenture. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of, premium, if any, and interest on, this bond, or for any claim based hereon, or otherwise in respect hereof, or based on, or in respect of, the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

      [If this bond will be used in a book-entry system, there will be inserted in all appropriate places within this bond any appropriate language to allow for the use of such book-entry system.]

                             [END OF FORM OF BOND]

      WHEREAS, the bonds of Pledged Series I are to be substantially in the following form with such additional identification as may be advisable to distinguish each separate bond of Pledged Series I:


                             [FORM OF FACE OF BOND]

                         DELMARVA POWER & LIGHT COMPANY

                     FIRST MORTGAGE BOND, PLEDGED SERIES I

                      ____________________________________


Number:                                                         CUSIP:

Maturity Date:

Interest Rate:

Interest Commencement Date:

Interest Payment Dates:

Registered Owner:

Principal Amount:                                                    Dollars


      DELMARVA POWER & LIGHT COMPANY, a Delaware and Virginia corporation (the "Company"), for value received, hereby promises to pay to the Registered Owner identified above, or registered assigns as hereinafter provided, the Principal Amount identified above, on the Maturity Date identified above, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts.

      [If this bond is to bear interest, all provisions concerning the interest rate, or the formulary or other method for determining the interest rates if not fixed, the interest accrual period, the basis for computation, and the Interest Payment Dates, will be inserted in all appropriate places within this bond].

      The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

      This bond shall not become valid or obligatory for any purpose until CHEMICAL BANK, the Trustee under the Mortgage hereinafter mentioned, or its successor thereunder, shall have signed the certificate of authentication endorsed hereon.

      IN WITNESS WHEREOF, DELMARVA POWER & LIGHT COMPANY has caused this bond to be signed in its name with the manual or facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

Dated:

Seal:


Attest:                                DELMARVA POWER & LIGHT COMPANY


                                       By
- -------------------------                -------------------------
        Secretary                                President



                     Trustee's Authentication Certificate
                     ------------------------------------

This bond is one of the bonds of the series herein designated, provided for in the within-mentioned mortgage.

                                       Chemical Bank, Trustee



                                       By
                                         -------------------------
                                            Authorized Officer



                           [FORM OF REVERSE OF BOND]

                         DELMARVA POWER & LIGHT COMPANY

                     FIRST MORTGAGE BOND, PLEDGED SERIES I

                      ____________________________________


      This bond is one of an issue of bonds of the Company (herein referred to as the "bonds"), not limited in principal amount, issuable in series and tranches, which different series and tranches may mature at different times, may bear interest at different rates, and may otherwise vary as in the Mortgage hereinafter mentioned provided, and is one of a series known as its First Mortgage Bonds, Pledged Series I (herein sometimes referred to as "bonds of Pledged Series I") and one of a tranche known as Tranche ____ (herein sometimes referred to as "bonds of Pledged Series I, Tranche ____). All bonds of all series and tranches issued and to be issued under and equally and ratably secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series or tranche) by the Mortgage and Deed of Trust, dated as of October 1, 1943, executed by the Company to THE NEW YORK TRUST COMPANY, as Trustee, to which CHEMICAL BANK, a New York corporation, is successor Trustee (herein, together with any indentures supplemental thereto, including an Eighty-Eighth Supplemental Indenture and Credit Line Deed of Trust, dated as of October 1, 1994 (the "Eighty-Eighth Supplemental Indenture"), called the "Mortgage"), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights and limitations of rights of the holders of the bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent (75%) in principal amount of all the bonds at the time outstanding (determined as provided in the Mortgage), evidenced as in the Mortgage provided, or in case the rights under the Mortgage of the holders of the bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five percent (75%) in principal amount of the bonds at the time outstanding of the one or more series, taken in the aggregate, affected (determined as provided in the Mortgage), evidenced as in the Mortgage provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the consent of the holder of each bond so affected, or
(ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all bonds then outstanding. Any such consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this bond at the time and place and in the coin or currency herein prescribed.

      The fully registered bonds of Pledged Series I are issuable in denominations of $1,000 and any multiple or multiples thereof. At the office or agency to be maintained by the Company in the Borough of Manhattan, The City of New York and in the manner and subject to the limitations provided in the Mortgage, fully registered bonds of such series may be exchanged for a like aggregate principal amount of fully registered bonds of such series and tranche of other authorized denominations, and in each case without payment of any service or other similar charge as provided in the Eighty-Eighth Supplemental Indenture.

      [There will be inserted here the terms and conditions, if any, of redemption for this bond, including redemption dates and prices.]

      The Mortgage provides that if the Company shall deposit with the Trustee in trust for the purpose funds sufficient to pay the principal of all of the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption, and premium, if any, thereon, and all interest payable on such bonds to the date on which they become due and payable at maturity or upon redemption or otherwise, and shall comply with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds shall no longer be entitled to any lien or benefit under the Mortgage.

      The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

      This bond is transferable as prescribed in the Mortgage by the registered holder hereof in person, or by his or her duly authorized attorney, at the office or agency to be maintained by the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and thereupon a new fully registered bond or bonds of authorized denominations of the same series and tranche and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage, and in each case without payment of any service or other similar charge as provided in the Eighty-Eighth Supplemental Indenture. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of this bond, or for any claim based hereon, or otherwise in respect hereof, or based on, or in respect of, the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

                             [END OF FORM OF BOND]


      WHEREAS, all acts and things prescribed by law and by the Restated Certificate and Articles of Incorporation, as amended, and By-laws, as amended, of the Company necessary to make the bonds of Series I and the bonds of Pledged Series I, when executed by the Company and authenticated by the Trustee, as in the Original Indenture provided, valid, binding and legal obligations of the Company, entitled in all respects to the security of the Original Indenture and indentures supplemental thereto, have been performed; and

      WHEREAS, the Original Indenture, as heretofore amended, modified and supplemented, and as further amended, modified and supplemented by this Eighty-Eighth Supplemental Indenture, shall secure not only indebtedness incurred and outstanding on the date of execution and delivery hereof but also indebtedness to be incurred hereunder in the future as provided herein.

      WHEREAS, provision is made in Sections 5.11 and 17.01 of the Original Indenture for such further instruments and indentures, supplemental to the Original Indenture, as may be necessary or proper to carry out more effectually the purposes of the Original Indenture, and to subject to the lien of the Original Indenture any property acquired after the date of the Original Indenture and intended to be covered thereby, with the same force and effect as though included in the granting clause thereof, and to add such further covenants, restrictions or conditions for the protection of the mortgaged and pledged property and the holders of the bonds as the Board of Directors of the Company and the Trustee shall consider to be for the protection of the holders of the bonds, and to set forth the terms and provisions of any series of bonds to be issued under the Original Indenture and the form of the bonds and coupons of such series; and the Company since the date of the Original Indenture has acquired additional property not heretofore specifically subjected to the lien of the Original Indenture; and it is desired to add certain further covenants, restrictions and conditions for the protection of the mortgaged and pledged property and the holders of the bonds, as provided in this

Eighty-Eighth Supplemental Indenture, which the Board of Directors of the Company and the Trustee consider to be for the protection of the holders of the bonds; and the Company desires to issue the bonds of Series I and the bonds of Pledged Series I; and the Company therefore deems it advisable to enter into this Eighty-Eighth Supplemental Indenture in the form and terms hereof; and

      WHEREAS, the execution and delivery of this Eighty-Eighth Supplemental Indenture has been duly authorized by the Board of Directors of the Company at a meeting duly called and held according to law, and all conditions and requirements necessary to make this Eighty-Eighth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, in the form and terms hereof, have been in all respects duly authorized;

      NOW, THEREFORE, in order further to secure the payment of the principal and interest and premium, if any, of all bonds issued and to be issued under the Original Indenture and any indentures supplemental thereto, including this Eighty-Eighth Supplemental Indenture, according to their tenor, purport and effect and the performance and observance of all the covenants and conditions in the bonds and the Original Indenture and any indentures supplemental thereto, including this Eighty-Eighth Supplemental Indenture, contained and to subject to the lien of the Original Indenture, as so supplemented, with the same force and effect as though included in the granting clause thereof, additional property now owned by the Company, and for and in consideration of the premises and of the sum of One Dollar ($1.00), lawful money of the United States of America, to the Company duly paid by the Trustee at or before the ensealing and delivery hereof, and other valuable consideration, the receipt whereof is hereby acknowledged, and intending to be legally bound hereby, the Company has executed and delivered this Eighty-Eighth Supplemental Indenture, and has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and granted a security interest therein, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm, and grant a security interest therein, subject to the provisions of the Indenture, unto CHEMICAL BANK, as trustee, and to its successors in trust and to its and their assigns forever, all the following described properties of the Company, and does hereby confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenants in common, except as permitted by, and in conformity with, the provision of the Original Indenture, as supplemented, and particularly of Article IX of the Original Indenture:

      All property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution hereof or which may be hereafter acquired by it (except such property as in the Original Indenture expressly excepted from the lien and operation of the Indenture).

      The property covered by this Eighty-Eighth Supplemental Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, the following described property:

      All the electric generating stations, station sites, stations, electric reserve generating stations, substations, substation sites, gas manufacturing plants, ice and cold storage plants, steam plants, hot water plants, hydro-electric stations, hydro-electric station sites, electric transmission lines, electric distribution systems, gas transportation mains, gas distribution systems, steam distribution systems, hot water distribution systems, regulator stations, regulator station sites, office buildings, storeroom buildings, warehouse buildings, boiler houses, plants, plant sites, service plants, coal storage yards, and poleyards now or hereafter owned by the Company, including all electric works, power houses, generators, turbines, boilers, engines, furnaces, retorts, dynamos, buildings, structures, transformers, meters, towers, poles, tower lines, cables, pole lines, tanks, storage holders, regulators, gas works, pipes, pipe lines, mains, pipe fittings, valves, drips, connections, tunnels, conduits, gates, motors, wires, switch racks, switches, brackets, insulators, and all equipment, improvements, machinery, appliances, devices, appurtenances, supplies and miscellaneous property for generating, producing, transforming, converting, storing and distributing electric energy, gas, ice, steam and hot water, and furnishing cold storage, now or hereafter owned by the Company, together with all furniture and fixtures located in the aforesaid buildings, and all land now or hereafter owned by the Company on which the same or any part thereof are situated, and all of the real estate, leases, leaseholds (except the last day of the term of each lease and leasehold), and lands now or hereafter owned by the Company, including land located on or adjacent to any river, stream or other water, together with all flowage rights, flooding rights, water rights, riparian rights, dams and dam sites and rights, flumes, canals, races, raceways, head works and diversion works, and all of the municipal and other franchises, licenses, consents, ordinances, permits, privileges, rights, servitudes, easements and rights-of-way and other rights in or relating to real estate or the occupancy of the same now or hereafter owned by the Company, and all of the other property, real, personal or mixed, now or hereafter owned by the Company, forming a part of any of the foregoing property or used or enjoyed or capable of being used or enjoyed in connection therewith or in any way appertaining thereto, whether developed or undeveloped, or partially developed, or whether now equipped and operating or not and wherever situated, and all of the Company's presently held or hereafter acquired right, title and interest in and to the land on which the same or any part thereof are situated or adjacent thereto, and all rights for or relating to the construction, maintenance or operation of any of the foregoing property through, over, under or upon any public streets or highways or other lands, public or private, and (except as hereinafter expressly excepted) all the right, title and interest of the Company presently held or hereafter acquired in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described, and, as to all of the foregoing, whether now owned by the Company or hereafter acquired by the Company.

      Without limiting the generality of the foregoing, the parcels of land situate as hereinafter set forth and owned by the Company, and whether used or not used in connection with the Company's operations, which real estate was conveyed to the Company as hereinafter set forth by the following conveyances to which reference is made for a more particular description, to wit:

      No. 1 - All those tracts or parcels of land, together with the improvements thereon, situate lying and being in the Vienna Election District of Dorchester County, Maryland, being more particularly described on a plat entitled "Property Line Survey Showing the Lands of Robert G. Otto and Karen L. Otto", by McCrone, Inc., dated September 1993, and recorded or intended to be recorded among the Plat Records of Dorchester County, Maryland and was conveyed to Delmarva Power & Light Company by deed of Robert G. Otto and Karen L. Otto, dated April 7, 1994 and recorded April 14, 1994 in the Land Records of Dorchester County, Maryland, in Deed Libor 302, Folio 714.

      The above properties and rights are designated "M1142" for the purposes of the Original Indenture and all indentures supplemental thereto. Also all other lands and buildings and improvements thereon erected hereafter acquired.

      Also without limiting the generality of the foregoing, the easements and rights of way and other rights in or relating to real estate or the occupancy of same owned by the Company, and whether used or not used in connection with the Company's operations, which were conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:

State and County
- ------------------
DELAWARE
    Kent
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    12/07/93      MTS Z 053    001       03/22/94      MTS L 054   082
    12/07/93      MTS Y 053    344       03/22/94      MTS L 054   084
    12/07/93      MTS Y 053    346       04/07/94      MTS N 054   039
    02/07/94      MTS G 054    005       04/28/94      MTS P 054   321
    02/07/94      MTS G 054    008       05/03/94      MTS Q 054   201
    02/07/94      MTS G 054    011       05/24/94      MTS S 054   319
    02/07/94      MTS G 054    014       05/24/94      MTS S 054   321
    02/07/94      MTS G 054    017       05/24/94      MTS S 054   323
    02/07/94      MTS G 054    019       05/24/94      MTS S 054   325
    03/22/94      MTS L 054    076       05/24/94      MTS S 054   327
    03/22/94      MTS L 054    078       05/24/94      MTS S 054   329
    03/22/94      MTS L 054    080


State and County
- ------------------
DELAWARE
    New Castle
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    09/29/93      1585        0203       01/11/94      1659       0214
    11/09/93      1617        0117       01/11/94      1659       0246
    11/12/93      1623        0263       01/11/94      1659       0248
    11/12/93      1623        0265       01/11/94      1659       0250
    11/12/93      1623        0267       01/11/94      1659       0252
    11/12/93      1623        0269       01/11/94      1659       0254
    12/27/93      1649        0226       01/11/94      1659       0256
    12/27/93      1649        0228       01/11/94      1659       0294
    12/27/93      1649        0230       01/11/94      1659       0296
    12/28/93      1650        0113       03/04/94      1689       0198
    01/11/94      1659        0192       03/04/94      1689       0200
    01/11/94      1659        0194       03/04/94      1689       0202
    01/11/94      1659        0196       03/04/94      1689       0204
    01/11/94      1659        0198       03/04/94      1689       0206
    01/11/94      1659        0200       03/04/94      1689       0208
    01/11/94      1659        0202       03/04/94      1689       0210
    01/11/94      1659        0204       03/04/94      1689       0212
    01/11/94      1659        0206       03/04/94      1689       0214
    01/11/94      1659        0208       03/04/94      1689       0220
    01/11/94      1659        0210       03/04/94      1689       0238
    01/11/94      1659        0212

State and County
- ------------------
DELAWARE
    New Castle
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/04/94      1689        0243       03/16/94      1697        0123
    03/16/94      1697        0049       04/04/94      1708        0067
    03/16/94      1697        0057       04/04/94      1708        0069
    03/16/94      1697        0059       04/04/94      1708        0071
    03/16/94      1697        0061       04/18/94      1716        0151
    03/16/94      1697        0063       04/18/94      1716        0154
    03/16/94      1697        0065       04/18/94      1716        0158
    03/16/94      1697        0067       04/18/94      1716        0160
    03/16/94      1697        0069       04/18/94      1716        0162
    03/16/94      1697        0071       04/18/94      1716        0164
    03/16/94      1697        0073       05/03/94      1726        0311
    03/16/94      1697        0077       06/01/94      1745        0070
    03/16/94      1697        0080       06/01/94      1745        0072
    03/16/94      1697        0083       06/02/94      1747        0050
    03/16/94      1697        0086       06/02/94      1747        0054
    03/16/94      1697        0089       06/02/94      1747        0057
    03/16/94      1697        0091       06/02/94      1747        0060
    03/16/94      1697        0093       06/02/94      1747        0062
    03/16/94      1697        0095       06/02/94      1747        0064
    03/16/94      1697        0121       06/02/94      1747        0066

State and County
- ------------------
DELAWARE
    Sussex
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    08/25/93      DDG 1931     154       03/02/94      DDG 1964    183
    09/28/93      DDG 1936     327       05/24/94      DDG 1981    006
    12/16/93      DDG 1951     175       05/24/94      DDG 1981    008
    02/02/94      DDG 1960     081       05/24/94      DDG 1981    010
    02/02/94      DDG 1960     084       05/24/94      DDG 1981    012
    02/02/94      DDG 1960     087       05/24/94      DDG 1981    014
    02/02/94      DDG 1960     089       06/23/94      DDG 1987    036
    02/02/94      DDG 1960     092       06/23/94      DDG 1987    038
    02/02/94      DDG 1960     095       06/23/94      DDG 1987    040
    03/02/94      DDG 1964     185       03/22/94      DDG 1967    290
    03/02/94      DDG 1964     187       04/18/94      DDG 1973    037
    03/02/94      DDG 1964     190       04/18/94      DDG 1973    039
    03/02/94      DDG 1964     193       04/18/94      DDG 1973    041
    03/02/94      DDG 1964     196

State and County
- ------------------
MARYLAND
    Caroline
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/14/94      FDM 0263     893       05/25/94      FDM 0267    507
    03/14/94      FDM 0263     895       08/08/94      FDM 0270    407
    04/18/94      FDM 0265     602       08/08/94      FDM 0270    409


State and County
- ------------------
MARYLAND
    Dorchester
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    02/01/94      PLC 0299     255       04/18/94      PLC 0302    803
    02/01/94      PLC 0299     257       06/23/94      PLC 0306    770
    02/01/94      PLC 0299     259       06/23/94      PLC 0306    772
    02/01/94      PLC 0299     261       07/29/94      PLC 0308    752
    03/03/94      PLC 0300     631       07/29/94      PLC 0308    754
    03/03/94      PLC 0300     634       07/29/94      PLC 0308    756
    03/03/94      PLC 0300     636       07/29/94      PLC 0308    758
    03/03/94      PLC 0300     638

State and County
- ------------------
MARYLAND
    Kent
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    01/28/94      MLM 0053     478       04/25/94      MLM 0057    567
    01/28/94      MLM 0053     480       05/31/94      MLM 0059    390
    03/07/94      MLM 0055     376       05/31/94      MLM 0059    392
    03/07/94      MLM 0055     378       05/31/94      MLM 0059    394
    03/07/94      MLM 0055     380       05/31/94      MLM 0059    396
    03/07/94      MLM 0055     382       05/31/94      MLM 0059    398
    04/01/94      MLM 0056     503       05/31/94      MLM 0059    400
    04/01/94      MLM 0056     506       06/24/94      MLM 0061    040
    04/25/94      MLM 0057     563       06/24/94      MLM 0061    042
    04/25/94      MLM 0057     565       06/24/94      MLM 0061    044


State and County
- ------------------
MARYLAND
    Queen Anne's
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/03/94      MWM 0456     489       05/25/94      MWM 0464    845
    03/03/94      MWM 0456     491       05/25/94      MWM 0464    847
    03/03/94      MWM 0456     493       05/25/94      MWM 0464    849
    03/03/94      MWM 0456     495       05/25/94      MWM 0464    851
    04/04/94      MWM 0459     908       05/25/94      MWM 0464    853
    04/04/94      MWM 0459     910       05/25/94      MWM 0464    855
    04/18/94      MWM 0461     289       06/23/94      MWM 0467    681
    04/18/94      MWM 0461     291       06/23/94      MWM 0467    683
    05/25/94      MWM 0464     839       06/23/94      MWM 0467    685
    05/25/94      MWM 0464     841       06/23/94      MWM 0467    687
    05/25/94      MWM 0464     843       06/23/94      MWM 0467    689


State and County
- ------------------
MARYLAND
    Somerset
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/03/94      ITP 0417    1001

State and County
- ------------------
MARYLAND
    Talbot
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/03/94      MAS 0773     595       05/27/94      MAS 0779    576
    03/03/94      MAS 0773     597       05/27/94      MAS 0779    578
    03/09/94      MAS 0774     121       05/27/94      MAS 0779    579
    03/10/94      MAS 0774     208       06/23/94      MAS 0781    400
    03/30/94      MAS 0775     533       06/23/94      MAS 0781    402
    03/30/94      MAS 0775     535       06/23/94      MAS 0781    404
    03/30/94      MAS 0775     537       06/23/94      MAS 0781    406
    04/19/94      MAS 0776     851       06/23/94      MAS 0781    408
    04/19/94      MAS 0776     853       06/23/94      MAS 0781    410
    04/19/94      MAS 0776     855       07/11/94      MAS 0782    523
    05/27/94      MAS 0779     564       07/13/94      MAS 0782    738
    05/27/94      MAS 0779     566       07/27/94      MAS 0783    489
    05/27/94      MAS 0779     568       07/29/94      MAS 0783    619
    05/27/94      MAS 0779     570       07/29/94      MAS 0783    621
    05/27/94      MAS 0779     572       07/29/94      MAS 0783    623
    05/27/94      MAS 0779     574


State and County
- ------------------
MARYLAND
    Wicomico
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    04/18/94      MSB 1387     582       06/17/94      MSB 1396    320
    04/18/94      MSB 1387     584       06/24/94      MSB 1397    529
    04/18/94      MSB 1387     586       06/24/94      MSB 1397    531
    04/18/94      MSB 1387     588       06/24/94      MSB 1397    533
    04/18/94      MSB 1387     590       06/27/94      MSB 1397    650
    04/18/94      MSB 1387     592       07/26/94      MSB 1401    495
    04/18/94      MSB 1387     594

State and County
- ------------------
MARYLAND
    Worcester
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    02/18/94      RHO 2028     314       07/01/94      RHO 2075    565
    03/17/94      RHO 2037     310       07/01/94      RHO 2075    568
    03/17/94      RHO 2037     314       07/01/94      RHO 2075    570
    05/31/94      RHO 2062     146       07/01/94      RHO 2075    572
    05/31/94      RHO 2062     149       07/01/94      RHO 2075    574
    07/01/94      RHO 2075     562

State and County
- ------------------
VIRGINIA
    Accomack
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/03/94      SHC 0660     617       06/24/94      SHC 0669    036
    03/03/94      SHC 0660     620       06/24/94      SHC 0669    039
    03/03/94      SHC 0660     623       06/24/94      SHC 0669    043
    03/03/94      SHC 0660     626       06/24/94      SHC 0669    046
    03/03/94      SHC 0660     629       06/24/94      SHC 0669    049
    03/24/94      SHC 0662     074       08/01/94      SHC 0671    363
    03/24/94      SHC 0662     076       08/01/94      SHC 0671    366

State and County
- ------------------
VIRGINIA
    Accomack
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    04/18/94      SHC 0663     582       08/01/94      SHC 0671    384
    04/18/94      SHC 0663     585       08/01/94      SHC 0671    387
    05/25/94      SHC 0666     485       08/01/94      SHC 0671    390
    05/25/94      SHC 0666     488

State and County
- ------------------
VIRGINIA
    Northampton
                    Deed Records                        Deed Records
     Received       ------------          Received      ------------
    for Record    Book        Page       for Record    Book       Page
    ----------    ----        ----       ----------    ----       ----
    03/24/94      KFA 0267     253       04/19/94      KFA 0267    735
    04/19/94      KFA 0267     732

      Together with all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

      IT IS HEREBY AGREED by the Company that all property, rights and franchises acquired by the Company after the date hereof (except any in the Original Indenture expressly excepted) shall (subject to the provisions of
Section 9.01 of the Original Indenture and to the extent permitted by law) be as fully embraced within the lien of the Original Indenture and any indentures supplemental thereto, including this Eighty-Eighth Supplemental Indenture, as if such property, rights and franchises were at the time of the execution of the Original Indenture owned by the Company and/or specifically described therein and conveyed thereby and as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;

      Provided that, in addition to the reservations and exceptions herein and elsewhere contained, the following are not and are not intended to be granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and any indentures supplemental thereto, including this Eighty-Eighth Supplemental Indenture, viz.: (1) cash and shares of stock and certificates or evidence of interest therein and obligations (including bonds, notes and other securities) not, in or pursuant to the Original Indenture or any indenture supplemental thereto, including this Eighty-Eighth Supplemental Indenture, specifically pledged or deposited or delivered or therein covenanted so to be; (2) any goods, wares, merchandise, equipment, materials or supplies held or acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; and (3) all judgments, contracts, accounts and choses in action, the proceeds of which the Company is not obligated as in the Original Indenture provided to deposit with the Trustee hereunder; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and any indentures supplemental thereto, including this Eighty-Eighth Supplemental Indenture, in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall take possession of the mortgaged and pledged property in the manner provided in
Article X of the Original Indenture, by reason of the occurrence of a completed default, as defined in said Article X of the Original Indenture.

      TO HAVE AND TO HOLD all such properties, real, personal, or mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trusts created in the Indenture and its and their assigns forever;

      SUBJECT, HOWEVER, to any reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes, franchises and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein;

      IN TRUST NEVERTHELESS upon the terms, trusts, uses and purposes specifically set forth in the Indenture; this Eighty-Eighth Supplemental Indenture being made for the purpose, inter alia, of subjecting the real estate and premises and other property above described to the lien and operation of the Indenture, so that the same shall be held specifically by the Trustee under and subject to the terms and conditions of the Original Indenture in identically the same manner and for the same trusts, uses and purposes, as though the said real estate and premises and other property had been specifically described in the Original Indenture.

      AND IT IS HEREBY FURTHER COVENANTED AND AGREED and the Company and the Trustee have mutually agreed, in consideration of the premises, as follows:

                                   ARTICLE I.

              DESIGNATION, PROVISIONS, DENOMINATIONS AND ISSUANCE
                              OF BONDS OF SERIES I

      SECTION 1. The bonds of Series I shall be designated as "First Mortgage Bonds, Series I," and may also be designated "Secured Medium-Term Notes, Series I." Bonds of Series I shall be issuable from time to time as fully registered bonds in denominations of $1,000 and, at the option of the Company, in any multiple or multiples of $1,000 (the exercise of such option to be evidenced by the execution and delivery thereof). Each bond of Series I shall be dated the date of issue, and shall bear interest payable from the Interest Payment Date (as hereinafter defined) to which interest has been paid preceding the date thereof, unless such date is an Interest Payment Date on which interest has been paid, in which case it shall bear interest from such date, or unless such date is prior to the first Interest Payment Date following the Interest Commencement Date (as hereinafter defined), in which case it shall bear interest from the Interest Commencement Date, at such rate or rates (which may be either fixed or variable), shall mature on such date, and shall have such redemption and other terms and provisions not inconsistent with the Indenture, all as the Board of Directors or the Executive Committee of the Board of Directors of the Company may determine in accordance with a Resolution filed with the Trustee referring to this

Eighty-Eighth Supplemental Indenture. Interest on each bond of Series I which bears interest at either a fixed rate or a variable rate shall be payable on the dates which shall be established prior to the date of first authentication of such bond and set forth in such bond and at maturity (each an "Interest Payment Date").

      Notwithstanding the foregoing, so long as there shall be no existing default in the payment of interest on a bond of Series I, each bond issued in replacement of such bond after the Record Date (as hereinafter defined) for any Interest Payment Date for such bond, and prior to such Interest Payment Date, shall be dated the date of issue of such replacement bond, but shall bear interest from such Interest Payment Date, and the person in whose name such bond shall have been registered at the close of business on such Record Date shall be entitled to receive the interest payable on such Interest Payment Date, notwithstanding the cancellation of such bond upon any transfer or exchange thereof subsequent to such Record Date and on or prior to such Interest Payment Date; provided, however, that (i) if the Interest Commencement Date of a bond of Series I shall be after a Record Date and prior to the corresponding Interest Payment Date, such bond shall bear interest from the Interest Commencement Date, but payment of interest shall commence on the second Interest Payment Date succeeding the Interest Commencement Date, and (ii) interest payable on the maturity date will be payable to the person to whom the principal thereof shall be payable. "Record Date" for any bond of Series I shall mean (i) the date that shall be established prior to the date of first authentication of such bond and set forth in such bond, or (ii) if no such date shall be established for such bond, the date 15 calendar days prior to any Interest Payment Date for such bond. "Interest Commencement Date" for any bond of Series I shall mean (i) the date that shall be established prior to the date of first authentication of such bond and set forth in such bond, or (ii) if no such date shall be established for such bond, the date of its first authentication.

      The principal of, and premium, if any, and interest on, each bond of Series I shall be payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts at the office or agency of the Company in the Borough of Manhattan, The City of New York.

      Bonds of Series I may be exchanged at the option of the holders thereof, for a like aggregate principal amount of fully registered bonds of such series of other authorized denominations that have the same Interest Commencement Date and maturity date. No service or other similar charge shall be made for any exchange, transfer, or registration of the bonds of Series I, but the Company may require payment of a sum sufficient to cover any tax or taxes or other governmental charges required to be paid by the Company in relation thereto.

      Bonds of Series I may have differing maturities, so long as all bonds of Series I having the same maturity date also have the same interest rate and redemption provisions, if any.

      SECTION 2. The principal amount of the bonds of Series I that may be authenticated and delivered hereunder, when aggregated with the principal amount of the bonds of Pledged Series I that are authenticated and delivered hereunder, may not exceed Four Hundred Fifty Million Dollars ($450,000,000) and may not otherwise exceed the limits imposed by the Indenture.

      SECTION 3. Bonds of Series I shall be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered, after the recording hereof, in accordance with the request of the Company, signed in the name of the Company by its President or one of its Vice Presidents and its Treasurer or one of its Assistant

Treasurers, upon compliance by the Company with the applicable provisions of Articles III and IV of the Indenture.

                                  ARTICLE II.

              DESIGNATION, PROVISIONS, DENOMINATIONS AND ISSUANCE
                          OF BONDS OF PLEDGED SERIES I

      SECTION 1. The bonds of Pledged Series I shall be designated as "First Mortgage Bonds, Pledged Series I." Bonds of Pledged Series I shall be issuable from time to time as fully registered bonds in denominations of $1,000 and, at the option of the Company, in any multiple or multiples of $1,000 (the exercise of such option to be evidenced by the execution and delivery thereof). Each bond of Pledged Series I shall be dated the date of issue, and, if such bond bears interest, shall bear interest payable from the Interest Payment Date (as hereinafter defined) to which interest has been paid preceding the date thereof, unless such date is an Interest Payment Date on which interest has been paid, in which case it shall bear interest from such date, or unless such date is prior to the first Interest Payment Date following the Interest Commencement Date (as hereinafter defined), in which case it shall bear interest from the Interest Commencement Date, at such rate or rates (which may be either fixed or variable), shall mature on such date, and shall have such redemption and other terms and provisions not inconsistent with the Indenture, all as the Board of Directors or the Executive Committee of the Board of Directors of the Company may determine in accordance with a Resolution filed with the Trustee referring to this Eighty-Eighth Supplemental Indenture. Interest on each bond of Pledged Series I which bears interest at either a fixed rate or a variable rate shall be payable on the dates which shall be established prior to the date of first authentication of such bond and set forth in such bond and at maturity (each an "Interest Payment Date").

      Notwithstanding the foregoing, so long as there shall be no existing default in the payment of interest on a bond of Pledged Series I, each bond issued in replacement of such bond after the Record Date (as hereinafter defined) for any Interest Payment Date for such bond, and prior to such Interest Payment Date, shall be dated the date of issue of such replacement bond, but, if such bond bears interest, shall bear interest from such Interest Payment Date, and the person in whose name such bond shall have been registered at the close of business on such Record Date shall be entitled to receive the interest payable on such Interest Payment Date, notwithstanding the cancellation of such bond upon any transfer or exchange thereof subsequent to such Record Date and on or prior to such Interest Payment Date; provided, however, that (i) if the Interest Commencement Date of a bond of Pledged Series I shall be after a Record Date and prior to the corresponding Interest Payment Date, such bond shall bear interest from the Interest Commencement Date, but payment of interest shall commence on the second Interest Payment Date succeeding the Interest Commencement Date, and (ii) interest payable on the maturity date will be payable to the person to whom the principal thereof shall be payable. "Record Date" for any bond of Pledged Series I shall mean (i) the date that shall be established prior to the date of first authentication of such bond and set forth in such bond, or (ii) if no such date shall be established for such bond, the date 15 calendar days prior to any Interest Payment Date for such bond. "Interest Commencement Date" for any bond of Pledged Series I shall mean (i) the date that shall be established prior to the date of first authentication of such bond and set forth in such bond, or (ii) if no such date shall be established for such bond, the date of its first authentication. If any bond of Pledged Series I does not bear interest, each bond issued in replacement of such bond shall be dated the date of issue of such replacement bond.

      The principal of, and premium, if any, and interest on, each bond of Pledged Series I shall be payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts at the office or agency of the Company in the Borough of Manhattan, The City of New York.

      Bonds of Pledged Series I may be exchanged at the option of the holders thereof, for a like aggregate principal amount of fully registered bonds of such series of other authorized denominations that have the same Interest Commencement Date and maturity date. No service or other similar charge shall be made for any exchange, transfer, or registration of the bonds of Pledged Series I, but the Company may require payment of a sum sufficient to cover any tax or taxes or other governmental charges required to be paid by the Company in relation thereto.

      Bonds of Pledged Series I may have differing maturities, so long as all bonds of Pledged Series I having the same maturity date also have the same interest rate, if any, and redemption provisions, if any.

      SECTION 2. The principal amount of the bonds of Pledged Series I that may be authenticated and delivered hereunder, when aggregated with the principal amount of the bonds of Series I that are authenticated and delivered hereunder, may not exceed Four Hundred Fifty Million Dollars ($450,000,000) and may not otherwise exceed the limits imposed by the Indenture.

      SECTION 3. Bonds of Pledged Series I shall be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered, after the recording hereof, in accordance with the request of the Company, signed in the name of the Company by its President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, upon compliance by the Company with the applicable provisions of Articles III and IV of the Indenture.

                                  ARTICLE III.

                                FUTURE ADVANCES

      The Original Indenture, as heretofore amended, modified and supplemented, and as further amended, modified and supplemented by this Eighty-Eighth Supplemental Indenture, shall secure not only the indebtedness incurred under the Indenture and outstanding on the date of the execution and delivery of this Eighty-Eighth Supplemental Indenture, but, pursuant to the provisions of 25 Delaware Code (S) 2118, as amended, Maryland Real Property Code (S) 7-102, as amended, New Jersey Code (S)(S) 46:9-8.1 & 46:9-8.2, as amended, and Virginia Code (S) 55-58.2, as amended, and under the common law of Pennsylvania, shall also secure indebtedness to be incurred in the future and evidenced by the issuance hereunder of bonds of Series I and/or bonds of Pledged Series I. The total amount of indebtedness evidenced by the Series I bonds and the Pledged Series I bonds, in aggregate, to be issued under this Eighty-Eighth Supplemental Indenture and secured by the Indenture shall not exceed the maximum principal amount of Four Hundred Fifty Million Dollars ($450,000,000), plus interest thereon, service charges, and any disbursements made by the Trustee for the payment of taxes, assessments or insurance on the property covered by the Indenture, with interest on such disbursements to the extent provided in the Indenture.

                                  ARTICLE IV.

                                 MISCELLANEOUS

      SECTION 1. As supplemented and amended by this Eighty-Eighth Supplemental Indenture, the Original Indenture and all indentures supplemental thereto are in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Eighty-Eighth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

      SECTION 2. This Eighty-Eighth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

      SECTION 3. The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

      SECTION 4. The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are Chemical Bank, 450 West 33rd Street, New York, New York 10001, Attn: Corporate Trustee Administration Department.

      SECTION 5. The Company acknowledges that it received a true and correct copy of this Eighty-Eighth Supplemental Indenture.

      IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Vice President and its corporate seal to be hereunto affixed and attested by its Secretary and the Trustee has caused this instrument to be signed in its name and behalf by a Vice President and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of October, 1994.

                                           DELMARVA POWER & LIGHT COMPANY



Date of Execution                    By    /s/ B. S. GRAHAM
September 29, 1994                         -------------------------------------
                                           B. S. GRAHAM, VICE PRESIDENT


[Seal]

                                     Attest:

                                           /s/ D. P. CONNELLY
                                           -------------------------------------
                                           D. P. CONNELLY, SECRETARY

                                     CHEMICAL BANK

Date of Execution                By  /s/ G. JOHN KIRSCH
September 29, 1994                   -------------------------------------------
                                     G. JOHN KIRSCH, ASSISTANT VICE PRESIDENT


[Seal]

                                 Attest:

                                     /s/ YVONNE D. BENN
                                     -------------------------------------------
                                     YVONNE D. BENN, TRUST OFFICER

STATE OF DELAWARE  )
                   )  SS.
NEW CASTLE COUNTY  )


      BE IT REMEMBERED that on this 29th day of September A.D. 1994, personally came before me, a notary public for the State of Delaware, B. S. GRAHAM, Vice President of DELMARVA POWER & LIGHT COMPANY, a Delaware and Virginia corporation, party to the foregoing instrument, known to me personally to be such, and acknowledged such instrument to be her own act and deed and the act and deed of the corporation; that the signature of such Vice President is in her own proper handwriting; that the seal affixed is the common or corporate seal of the corporation; and that her act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of such corporation.

      GIVEN under my hand and official seal the day and year aforesaid.



                                /s/SHERYL R. HYNSON
                                -----------------------------------------------
                                          Notary Public


[Seal]
                                          Sheryl R. Hynson
                                          Notary Public, State of Delaware
                                          My Commission Expires March 16, 1995

STATE OF NEW YORK    )
                     )  SS.
COUNTY OF NEW YORK   )



      BE IT REMEMBERED that on this 29th day of September A.D. 1994, personally came before me, a Notary Public for the State of New York, G. JOHN KIRSCH, Assistant Vice President of CHEMICAL BANK, a New York corporation, party to the foregoing instrument, known to me personally to be such, and acknowledged such instrument to be his own act and deed and the act and deed of the corporation; that the signature of said Assistant Vice President is his own proper handwriting; that the seal affixed is the common or corporate seal of such corporation; and that his act of signing, sealing, executing and delivering such instrument was duly authorized by resolution of the Board of Directors of such Corporation.

      GIVEN under my hand and official seal the day and year aforesaid.



                                /s/JAMES M. FOLEY
                                ------------------------------------------------
                                          Notary Public

[Seal]
                                          James M. Foley
                                          Notary Public, State of New York
                                          No. 31-6348400
                                          Qualified in New York County
                                          Commission Expires August 31, 1996

                            CERTIFICATE OF RESIDENCE


      CHEMICAL BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 West 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

                                         CHEMICAL BANK



                                     By  /s/YVONNE D. BENN
                                         -----------------------------
                                         YVONNE D. BENN, TRUST OFFICER

                                RECORDATION DATA


      Executed Counterparts of the Eighty-Eighth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:

                             Received         Mortgage Records
State and County            for Record       Book         Page
- ----------------            ----------       ----         ----
DELAWARE:
    New Castle
    Kent
    Sussex
PENNSYLVANIA:
    Adams
    Armstrong
    Bedford
    Blair
    Cambria
    Cumberland
    Delaware
    Franklin
    Huntingdon
    Indiana
    Lancaster
    Montgomery
    Westmoreland
    York
NEW JERSEY:
    Burlington
    Camden
    Gloucester
    Mercer
    Middlesex
    Salem
    Somerset
    Warren
MARYLAND:
    Caroline
    Cecil
    Dorchester
    Kent
    Queen Anne's
    Somerset
    Talbot
    Wicomico
    Worcester
VIRGINIA:
    Accomack
    Northampton